Filed pursuant to Rule 497

File No. 333-197825

Smart Trust, New Jersey Municipal Portfolio of Closed-End Funds Trust, Series 5

(the “Trust”)

Supplement dated November 13, 2014

to the

Prospectus dated September 18, 2014

Notwithstanding anything to the contrary in the prospectus, effective November 10, 2014, the portfolio of the Trust no longer holds securities of Nuveen New Jersey Investment Quality Municipal Fund, Inc. (ticker symbol: NQJ) or Nuveen New Jersey Premium Income Municipal Fund, Inc. (ticker symbol: NNJ) because these funds have merged with and into Nuveen New Jersey Dividend Advantage Municipal Fund (ticker symbol: NXJ).